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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            ITEM 4 - February 8, 2002
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               (Date of Report: Date of earliest event reported)


                         LEXON TECHNOLOGIES, INC.

      (Exact name of registrant as specified in its charter)


          Delaware                   0-24721             87-0502701
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              1401 Brook Drive, Downers Grove, Illinois 60515
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (630)916-6196
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          ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     At February 8, 2002, the Company's Board of Directors has engaged Chisholm & Associates ("Chisholm"), of Salt Lake City, Utah, as its certifying accountants for the periods ending December 31, 2000 and 2001. The Company has not consulted Chisholm on:

  (i) either the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements; or

  (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in Regulation S-K, Item 304(a)(1)(v).

Information on the resignation of the Company's prior auditor, Hutton Nelson & McDonald, LLP, has been reported previously on Form 8-K, as amended, filed by the Company on August 3, 2001.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


LEXON TECHNOLOGIES, INC.

Date: February 11, 2002

/S/Kenneth J. Eaken, President and Chief Executive Officer